UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2014

Applied DNA Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	002-90539 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive
Stony Brook, New York 11790
(Address of Principal Executive Offices) (Zip Code)

631-240-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d - (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - (c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective June 23, 2014, Applied DNA Sciences, Inc. (the “Company”) appointed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014, and dismissed RBSM LLP (“RBSM”) as its independent registered public accounting firm. Both actions were approved by the Company’s Audit Committee.

As described below, the change in independent registered public accounting firms is not the result of any disagreement with RBSM.

The reports issued by RBSM with respect to the Company’s consolidated financial statements for the fiscal years ended on September 30, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years (and the subsequent interim periods preceding RBSM’s dismissal), there were no disagreements between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreement(s) in connection with its report(s).

During the fiscal years ended September 30, 2013 and 2012, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that (i) in RBSM’s report dated May 1, 2014 (which was included in the Company’s 2013 Form 10-K/A) on the Company’s internal control over financial reporting as of September 30, 2013, RBSM expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting due to the existence of the material weakness identified and described in “Management’s Report on Internal Control Over Financial Reporting” under Item 9A in the Company’s fiscal year ended September 30, 2013 Form 10-K/A.

As required by Item 304(a)(3) of Regulation S-K, the Company furnished a copy of the above disclosures to RBSM and requested that RBSM furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether RBSM agrees with the above statements. A copy of RBSM’s letter to the SEC, dated June 25, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

No consultations occurred between the Company and Marcum during the two most recent fiscal years and the subsequent interim periods prior to Marcum's appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit.

16.1 Letter from RBSM LLP dated June 25, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.
(Registrant)

By:	/s/ James A. Hayward
James A. Hayward Chief Executive Officer

Date: June 26, 2014

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from RBSM LLP dated June 25, 2014.